                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

       Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported)  December 27, 1996
                                                         -----------------



                           LIFEQUEST MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                   0-20532                    74-2559866
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       (State or other             (Commission                (IRS Employer
        jurisdiction of            File Number)            Identification No.)
        incorporation)


9601 McAllister Freeway, Suite 1120, San Antonio, Texas                 78216
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code    (210) 366-2100
                                                   -----------------------------



                                Not Applicable
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        (Former name or former address, if changed since last report)
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Item 1.       Change in Control of Registrant.

       Not Applicable.


Item 2.       Acquisition or Disposition of Assets.

       On December 27, 1996, Val-U-Med, Inc., a Georgia corporation ("Val-U-Med"), was merged (the "Merger") with and into Val-U-Med Acquisition Co., a Nevada corporation ("VMAC"), and a wholly owned subsidiary of LifeQuest Medical, Inc., a Delaware corporation ("LifeQuest"), with VMAC as the surviving corporation. The Merger was consummated pursuant to a Plan of Merger and Acquisition Agreement dated December 27, 1996 (the "Agreement"), among LifeQuest, VMAC, Val-U-Med and all of the shareholders of Val-U-Med (the "Shareholders").

       As provided in the Agreement, all of the issued and outstanding shares of common stock, $1.00 par value, of Val-U-Med, were converted into the right to receive an aggregate of 1,200,000 shares of LifeQuest common stock, $.001 par value ("LifeQuest Common Stock") and an aggregate of $400,000. In determining the amount of such consideration, a multiple of the annual sales of Val-U-Med was used and subsequently adjusted based on the results of the due diligence efforts of LifeQuest. In connection with the issuance of the LifeQuest Common Stock pursuant to the terms of the Agreement, LifeQuest granted to the Stockholders piggy-back registration rights to register their shares of LifeQuest Common Stock during the one-year period commencing December 27, 1997 and the right to demand registration of any restricted shares of LifeQuest Common Stock held by the Stockholders during the one-year period commencing December 27, 1997.

       The assets of Val-U-Med acquired by VMAC are used for the distribution and marketing of minimally invasive surgical products. The assets acquired include leased property, inventories, license agreements, certain intellectual property rights and equipment used to distribute and market minimally invasive surgical products. VMAC intends to continue to use such assets in the same manner as used prior to the Merger.

       The Merger was accounted for using the pooling-of-interests accounting method.


Item 3.       Bankruptcy or Receivership.

       Not  Applicable.


Item 4.       Changes in Registrant's Certifying Accountant.

       Not Applicable.





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Item 5.       Other Events.

       Not Applicable.


Item 6.       Resignations of Registrant's Directors.

       Not Applicable.


Item 7.       Financial Statements and Exhibits.

       (a)    Financial Statements.

       It is impractical to provide the required financial statements of Val-U-Med at the time of filing this Report. It is anticipated that such financial statements will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

       (b)    Pro Forma Financial Information.

       It is impractical to provide the required pro forma financial information with respect to Val-U-Med at the time of filing this Report. It is anticipated that such financial information will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

       (c)    Exhibit Index.

       Exhibit 2.1   Plan of Merger and Acquisition Agreement dated December
                     27, 1996, among LifeQuest Medical, Inc., Val-U-Med
                     Acquisition Co., Val-U-Med, Inc. and the Stockholders of
                     Val-U-Med, Inc.

       Exhibit 10.1  Employment Agreement dated December 27, 1996, between Val-
                     U-Med Acquisition Co. and K.C. Fadem.

       Exhibit 10.2  Non-Qualified Stock Option Agreement dated December 27,
                     1996, between LifeQuest Medical, Inc. and K.C. Fadem.

       Exhibit 10.3  Employment Agreement dated December 27, 1996, between Val-
                     U-Med Acquisition Co. and Robert Fadem.

       Exhibit 10.4  Non-Qualified Stock Option Agreement dated December 27,
                     1996, between LifeQuest Medical, Inc. and Robert Fadem.





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Item 8.       Change in Fiscal Year.

       Not Applicable.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   LIFEQUEST MEDICAL, INC.


                                   By: /s/ Randall K. Boatright
                                      ------------------------------------------
                                           Randall K. Boatright,
                                           Vice President and Chief Financial
                                           Officer (Principal Accounting
                                           Officer)


DATE:  January 8, 1997





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
                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
 2.1          Plan of Merger and Acquisition Agreement dated December
              27, 1996, among LifeQuest Medical, Inc., Val-U-Med
              Acquisition Co., Val-U-Med, Inc. and the Stockholders of
              Val-U-Med, Inc.

10.1          Employment Agreement dated December 27, 1996, between Val-
              U-Med Acquisition Co. and K.C. Fadem.

10.2          Non-Qualified Stock Option Agreement dated December 27,
              1996, between LifeQuest Medical, Inc. and K.C. Fadem.

10.3          Employment Agreement dated December 27, 1996, between Val-
              U-Med Acquisition Co. and Robert Fadem.

10.4          Non-Qualified Stock Option Agreement dated December 27,
              1996, between LifeQuest Medical, Inc. and Robert Fadem.